EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Unity Investments,  Inc. (the "Company") on Form  10-KSB for the  period  ending  December 31, 2007, as filed with the Securities and Exchange  Commission on the date hereof  (the "Report"),  I, Christian Lillieroos, Acting Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company.

/s/ Christian Lillieroos

By: Christian Lillieroos

Chief Executive and Financial Officer

April 14, 2008